EXHIBIT 10.13

INTELLECTUAL PROPERTY LICENSE AGREEMENT

This Intellectual Property License Agreement (this “Agreement”) dated as of January 1st, 2018, (the “Effective Date”), by and between United Cannabis Corporation, a Colorado corporation (“UCAN”) and Advesa Wellness Inc. a California Not For Profit Mutual Benefit Corporation, (the “ADVESA”). ADVESA and UCAN are sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, ADVESA is engaged in the business of processing, extracting and providing of legal medical cannabis and cannabis products pursuant to the laws and regulations of the State of California and the rules and regulations of relevant local jurisdictions; and

WHEREAS, UCAN owns and holds certain intellectual property related to its proprietary Prana formulation, cannabis manufacturing, delivery methods and software and provides consulting services to cannabis related businesses and access to its professional network (the “Intellectual Property” and “Consulting Services”); and

WHEREAS, ADVESA wishes to utilize the Intellectual Property and receive Consulting Services, and UCAN desires make the same available to ADVESA on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and for other valuable consideration, the materiality, receipt and legal sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.

License of Intellectual Property.

Subject to the terms and conditions of this Agreement, UCAN hereby grants to ADVESA an exclusive, non-transferable, non-sublicenseable license in one or more cities in California (the “Territory”) to manufacture and distribute UCAN’s Prana formulation products set forth on Exhibit B (“Licensed Products”). The Licensed Products shall expressly include: (a) all patents obtained, or patent applications and/or provisional patent applications submitted, by UCAN relating to the Licensed Products (the “Licensed Patents”); and (b) all know-how relating to the Intellectual Property and the Licensed Products, including the use, manufacture or formulation thereof, that is owned or controlled by UCAN as of the Effective Date or thereafter acquired, discovered, developed, identified, made, conceived or reduced to practice by or on behalf of UCAN, whether or not patented or patentable and whether or not maintained as trade secret(the “Licensed Know-How”). In the event that UCAN subsequently releases other products based on the Intellectual Property, UCAN will promptly notify ADVESA and provide ADVESA with the right of first refusal to include such other products as Licensed Products hereunder from  UCAN and ADVESA, which right of first refusal shall expire thirty (30) calendar days following ADVESA’s receipt of UCAN’s written notice if not exercised by ADVESA.  Said other products will be made available to  ADVESA for only the additional cost expended by UCAN and are directly attributable to the improvements made. The Company’s Intellectual Property may not be used by ADVESA for any purpose other than the manufacture and distribution of Licensed Products within the Territory without the prior written consent of UCAN.  The license granted by this Section 1, (a) may not be transferred or sublicensed by ADVESA without UCAN’s consent

(which consent shall not be unreasonably withheld, delayed or conditioned), and (b) does not create any rights of ownership on the part of ADVESA (all rights of ownership being retained by UCAN).  ADVESA must obtain UCAN’s consent before making any improvements to the Intellectual Property.  In the event that ADVESA creates an improvement to the Intellectual Property (the “Improvement”), ADVESA shall be deemed to have immediately assigned such Improvement to UCAN and such Improvement shall become part of the Intellectual Property licensed by UCAN under this Agreement.  ADVESA shall execute and deliver any reasonably requested assignment of the Improvement to document UCAN’s ownership of the Improvement provided UCAN reimburses ADVESA all of its costs directly attributable to these improvements.

2.

License of Trademarks. Subject to the terms and conditions of this Agreement, UCAN hereby grants to ADVESA the exclusive, non-transferable, non-sublicenseable right and license to use the trademarks, service marks, trade names, trade dress, symbols and logos set forth on Exhibit C, and all applications and registrations thereof, including the goodwill associated therewith (as such may be updated from time to time by written notice by UCAN to ADVESA, each individually a “Licensed Mark,” and collectively, the “Licensed Marks”) solely in connection with the manufacturing, sale and distribution of the Licensed Products in the Territory during the Term. In the event that ADVESA wishes to use the Licensed Marks in connection with the sale of other products produced by ADVESA and UCAN approves such use in its reasonable discretion, such approved products shall be added as “Licensed Products” under this Agreement and ADVESA shall be obligated to pay license fees in accordance with Section 6 hereof with respect to its sales of such additional Licensed Products.  The license granted by this Section 2 does not create any rights of ownership on the part of ADVESA (all rights of ownership being retained by UCAN). Any use of the Licensed Marks by ADVESA shall inure to the benefit of UCAN.

3.

Rights and Obligations Related to Intellectual Property and Licensed Marks.

a.

Retained Rights. All rights not expressly granted by a Party under this Agreement are reserved by such Party.  Subject to the exclusive rights granted by UCAN to ADVESA in the Territory, nothing in this Agreement or in the conduct of the Parties shall be interpreted as preventing UCAN from granting to any other person a license for use of the Intellectual Property or Licensed Marks or from using the Intellectual Property or Licensed Marks in any other geographic location. Except as expressly provided in this Section 3 or elsewhere in this Agreement, neither Party will be deemed to have been granted any license or other rights to the other Party's products, information or other intellectual property rights, either expressly or by implication, estoppel or otherwise.

b.

Further Actions.  To the extent any rights in and to the Intellectual Property (or any Improvement or other improvement thereto) or the Licensed Marks are deemed to accrue to ADVESA pursuant to this Agreement or otherwise, ADVESA hereby assigns any and all such rights, at such time as they may deem to accrue, to UCAN.  ADVESA shall cooperate in the execution of any documents that is reasonably necessary to create, record or perfect UCAN’s sole and exclusive ownership of the Intellectual Property and the Licensed Marks, or to obtain, defend or protect registrations or applications for registration of such Intellectual Property and/or the Licensed Marks, which is licensed to ADVESA hereunder, so long as such execution and action is at no cost to ADVESA.

c.

No Challenge.  ADVESA expressly acknowledges and agrees that all rights in and to the Intellectual Property and the Licensed Marks (including the goodwill related thereto) shall remain vested in UCAN both during the Term and thereafter, and that all use of the

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ADVESA              UCAN

Licensed Marks by ADVESA and all goodwill derived therefrom shall inure solely to the benefit of and be on behalf of UCAN.  ADVESA shall not: (a) assert rights in the Intellectual Property or the Licensed Marks, or challenge the distinctiveness of the Licensed Marks, the validity of UCAN’s rights in and to the Intellectual Property or the Licensed Marks or any application for registration thereof in any jurisdiction; (b) use the Licensed Marks in a manner which could, in the reasonable opinion of UCAN, dilute UCAN’s rights in the Licensed Marks, or which could otherwise prejudice or invalidate a registration or application for registration of any of the Licensed Marks; (c) take any action that will, in any way, diminish, alter or adversely affect UCAN’s rights in the Intellectual Property or the Licensed Marks or the reputation of UCAN, or otherwise damage the goodwill attached to the Licensed Marks; (d) apply to register or register any Licensed Mark or any trade name, trademark, service mark, domain name or logo that is confusingly similar to any Licensed Mark, without UCAN’s prior written consent; or (e) use or adopt any trade name, trademark, service mark, domain name or logo that is confusingly similar to the Licensed Marks, without UCAN’s prior written consent.

d.

Notice Requirements.  To the extent allowed by applicable rules or regulations, including those of the State of California related to packaging, ADVESA agrees that it will include such trademark notices and other proprietary notices on all Licensed Products or related materials that bear any Licensed Mark or contain any Intellectual Property as may be reasonably required by UCAN in order to give appropriate notice of all intellectual property rights therein or pertaining thereto. Such notices shall include the appropriate notice symbol in the form of a superscript “TM” (™), or “C” (©), or “R” ® on the Licensed Product, displays, advertising and all other public uses.

e.

Quality Control.

i.

ADVESA agrees to maintain and use the Licensed Marks in good faith in a manner consistent with the uses approved in this Agreement.

ii.

ADVESA shall comply in all material respects with all applicable laws, including without limitation, the rules and regulations promulgated by the State of California and the relevant local jurisdiction, as the same may be amended from time to time, that are applicable to the promotion, manufacture and distribution of the Licensed Product, and with any other reasonable quality standards requested in writing by UCAN from time to time.

iii.

UCAN shall have the right to verify compliance with the terms of this Agreement through the use of reasonable and appropriate inspection and verification processes and programs, including compliance with all applicable laws, including without limitation, the rules and regulations promulgated by the State of California and the relevant local jurisdiction, as applicable.  If UCAN in good faith determines that a Licensed Mark is used in violation of this Agreement, UCAN shall so notify ADVESA in writing and ADVESA shall have thirty (30) calendar days within which to: (a) reassure UCAN as to the propriety of the use of the Licensed Mark, or (b) modify the proposed use of the Licensed Mark and submit such modified use for review by UCAN.  If, at the end of such thirty (30) day period, UCAN is not satisfied with the proposed use of the Licensed Mark, UCAN shall notify ADVESA in writing how the Licensed Mark is to be used.  If ADVESA fails to change its use of the Licensed Mark to conform to UCAN’s written notice within thirty (30)

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ADVESA              UCAN

calendar days of ADVESA’s receipt of such written notice, UCAN may terminate this Agreement upon providing an additional fifteen (15) calendar days’ written notice to ADVESA.

iv.

ADVESA shall not use the Licensed Marks in any manner without the prior written approval of UCAN in accordance with the provisions of this paragraph.  Within a reasonable period prior to the use of any Licensed Mark by ADVESA hereunder, ADVESA shall provide to UCAN samples of the Licensed Product, packaging, advertising and promotional materials intended for use by ADVESA that will incorporate such Licensed Mark, as well as photographs or other appropriate evidence of the manner and format in which such Licensed Mark is intended for use with the Licensed Product.  UCAN shall notify ADVESA in writing of its approval or disapproval (in UCAN’s sole discretion) of ADVESA’s proposed use of such Licensed Mark within ten (10) calendar days of UCAN’s receipt of such samples, photographs and other evidence (“Review Period”).  If UCAN objects to ADVESA’s proposed use of a Licensed Mark prior to the expiration of the Review Period, then the Parties shall cooperate in good faith to agree upon a mutually acceptable manner of use.  If UCAN fails to object to ADVESA’s proposed use prior to the expiration of the Review Period, such proposed use shall be deemed approved by UCAN.

f.

Prosecution and Maintenance.  UCAN shall be solely responsible for, and have control of, preparing, filing, prosecuting, obtaining and maintaining the Intellectual Property (including the Licensed Patents) and Licensed Marks.  UCAN may take such actions as it shall deem appropriate in its good faith business judgment in connection therewith, and shall pay all costs and expenses incurred by it in connection with the foregoing activities.

g.

Infringement.  If ADVESA has actual knowledge of any activity by a third party that might constitute an infringement of UCAN’s rights in any of the Intellectual Property or Licensed Marks, without any obligation to obtain such actual knowledge, or if any third party informs ADVESA that ADVESA’s use of the Intellectual Property or the Licensed Marks constitutes unauthorized use or infringement of the third party’s or other party’s legal rights, ADVESA shall promptly notify UCAN.

h.

Enforcement.  UCAN represents and warrants to ADVESA that UCAN is the legal and beneficial owner of the Intellectual Property and Licensed Marks.  In the event UCAN becomes aware of potential third-party infringement of its Intellectual Property and Licensed Marks licensed to ADVESA under this Agreement UCAN shall, in good faith, evaluate and with due diligence and expediency have the option, but not  the obligation to enforce its rights against any third party infringement and defend ADVESA’s right to use the Intellectual Property and the Licensed Marks.  If UCAN prosecutes any alleged infringement of the Intellectual Property or the Licensed Marks, or defends ADVESA’s right to use the Intellectual Property or the Licensed Marks, UCAN shall control such litigation and shall bear the expense of such actions.  ADVESA shall reasonably assist UCAN, including joining such action as a party plaintiff, if legally required, or providing such evidence and assistance as needed.  Such assistance shall be at no cost to ADVESA, except that ADVESA assumes responsibility for reasonable attorneys’ fees and associated costs in connection with the review of documents by ADVESA and its counsel.  UCAN shall retain the award of any damages paid by a third party in any such infringement action.

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ADVESA              UCAN

i.

Non-Disparagement. During the Term of this Agreement, ADVESA shall not use the Licensed Marks in a manner that disparages or reflects adversely upon UCAN, the Intellectual Property or the Licensed Products, or casts UCAN, its reputation, the Intellectual Property, or the Licensed Products and associated goodwill in a negative light as may be reasonably determined by UCAN.

4.

Exclusivity. Subject to the terms and conditions set forth in this Agreement, the licenses and rights granted to ADVESA by UCAN in this Agreement may be exercised exclusively by ADVESA in the Territory. UCAN is prohibited from (i) promoting, manufacturing, distributing or selling the licensed products noted in Schedule B, (ii) entering into licensing or similar arrangements with any other party with respect to the Licensed Products within the Territory,. UCAN shall retain the unrestricted right to develop, manufacture and distribute its products, not covered in this contract, alone or in conjunction with third parties in any manner outside the Territory and provided UCAN and/or the third party does not market and/or sell their product in the Territory.

5.

Term and Termination.

a.

Term. This Agreement and the licenses granted hereunder shall have an initial term of one (1) year from the Effective Date hereof, unless extended or earlier terminated pursuant to Section 5.b. (“Term”).  Upon expiration of the Term, this Agreement shall continue for additional one year periods unless and until either Party gives Thirty (30) days’ notice prior to the commencement of any additional one-year extension of its desire to terminate this Agreement. Any extension of the Term shall be on the same terms and conditions provided herein.

b.

Termination. This Agreement and the licenses granted hereunder may be terminated prior to the expiration of the initial term or any renewal term of this Agreement as follows:

i.

This Agreement may be terminated by UCAN by written notice to ADVESA upon the occurrence of any of the following: (a) failure of ADVESA to pay any amounts owed hereunder when due after the expiration of all grace and cure periods; (b) ADVESA’s material breach of or non-compliance with any other term of this Agreement, which other breach or non-compliance is not cured within thirty (30) calendar days after receipt of written notice of such breach or noncompliance from UCAN; (c) failure of ADVESA to maintain all required licenses and governmental authorizations required for the conduct of its business or to comply in all material respects with applicable state and local laws; (d) any other action or inaction by ADVESA that damages UCAN’s Licensed Products, Licensed Marks, Licensed Patents and/or Intellectual Property, in UCAN’s reasonable discretion; or (e) ADVESA ceases operations, makes a general assignment for the benefit of creditors or is the subject of a voluntary or involuntary bankruptcy, insolvency or similar proceeding that is not terminated within sixty (30) days of filing.

ii.

This Agreement may be terminated by ADVESA by written notice to UCAN (a) in the event of material breach by UCAN of its obligations under this Agreement, which breach is not cured within thirty (30) calendar days after receipt of written notice of such breach from ADVESA, or (b) UCAN ceases operations, makes a general assignment for the benefit of creditors or is the

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ADVESA              UCAN

subject of a voluntary or involuntary bankruptcy, insolvency or similar proceeding that is not terminated within sixty (60) days of filing.

iii.

Upon termination of this Agreement, ADVESA shall immediately cease all further manufacture and sale of the Licensed Products; however, all manufactured inventory already tracked for distribution may be sold after termination of the agreement.

6.

Compensation and Payment.

6.1

Advesa will pay UCAN a fee of twenty percent (20%) of gross sales of products covered under Exhibit B until 4/1/2018.  Thereafter the fee will increase to twenty five percent (25%) until the end of the contract term.

6.2

Payments made monthly.

7.

Obligations.

a.

Obligations of ADVESA.

i.

ADVESA shall be solely responsible for all costs of producing the Licensed Products, including raw materials, labor and purchase of equipment specified in UCAN's standard operating procedures incorporated into the Intellectual Property. ADVESA acknowledges and agrees that it is solely responsible for (i) procurement of cannabis extraction machinery, cannabis, cannabis oils and other raw materials; (ii) compliance with all state and local laws relating to production and sale of cannabis products; and (iii) procurement and maintenance of all required licensing and permits and/or operating authorities, including proper zoning of production and distribution facilities; and

ii.

As a condition to the grant of the licenses provided by this Agreement, ADVESA agrees to manufacture and distribute the Licensed Products strictly in accordance with written processes and procedures prescribed by UCAN, including the standard operating procedures set forth in Exhibit A by UCAN as part of the Intellectual Property.  UCAN shall have the right to implement reasonable quality standards for the Licensed Products from time to time upon written notice to ADVESA, including those set forth in Section 3.e. above, and ADVESA agrees to conform to such standards; and

iii.

ADVESA shall remit to UCAN, within the first ten (10) days of each month during the Term, reports for the preceding month which include, without limitation, reports of the following data of ADVESA in form(s) provided by, or reasonably acceptable to, UCAN:

1.

Monthly gross and net sales, balance sheets, batch record sheets, and other reporting requirements relating to the Licensed Products.

b.

Obligations of UCAN.

i.

Upon execution of this Agreement, UCAN shall provide to ADVESA the

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ADVESA              UCAN

Intellectual Property and all documents and materials, including the procedures manual described in Exhibit A, necessary to effectuate the license of the Intellectual Property to ADVESA provided in this Agreement; and

ii.

UCAN shall provide ADVESA written standard operating procedures, in connection with ADVESA's use of the Intellectual Property. Such support shall also include: (i) provision of point of sale materials, website, and brand use guidelines, the cost of which is included in the Management Fee; and (ii) print materials, to be provided to ADVESA at cost for which such expenses shall be paid to UCAN with ADVESA’s next installment of the Management Fee; and

iii.

UCAN shall provide training to ADVESA’s personnel in the proper use of the Intellectual Property including, without limitation, the use of equipment, testing and packaging. Such training shall be provided at ADVESA’s facility in California. The Parties shall, in good faith, mutually agree upon the timing and frequency of such training of ADVESA's personnel. All reasonable costs (reimbursement of only the travel and other direct incidentals of these individuals providing the training and does not include their wages or salaries or other forms of compensation as the same is to be borne by UCAN) of such training shall be at ADVESA’s expense; and

iv.

UCAN shall provide its personnel at ADVESA’s facilities to oversee initial start-up and implementation of the Intellectual Property at ADVESA’s facilities. All reasonable costs of such travel and start-up oversight costs shall require fourteen (14) days' notice to and prior written approval of ADVESA, which shall not be unreasonably withheld, and shall be at ADVESA’s expense. Definition of the term reasonable costs and expenses is set forth in iii above.

8.

Representations and Warranties.

a.

Representations and Warranties of ADVESA. ADVESA represents and warrants to UCAN as follows:

i.

ADVESA is corporation duly organized and in good standing under the laws of the State of California and Anthony Verzura is the sole officer, director and shareholder of ADVESA;

ii.

the execution, delivery and performance of this Agreement by ADVESA has been duly authorized by all necessary action of ADVESA’s Board of Directors and does not violate, conflict with, or require the consent or approval of any third party pursuant to any contract or legally binding obligation to which ADVESA is subject;

iii.

this Agreement constitutes the valid and binding obligation of ADVESA enforceable against ADVESA in accordance with its terms;

iv.

ADVESA possesses all required licenses, permits and approvals necessary for its operations and the manufacture and sale of the Licensed Products and has received no written notice from applicable governmental authority and, to its current actual knowledge, does not otherwise believe that it is not in

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ADVESA              UCAN

compliance with all applicable state and local laws and regulations relating to the manufacture and sale of the Licensed Products;

1.

ADVESA has no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from ADVESA of any of its securities

v.

ADVESA shall not issue, grant or enter into any contract whereby Common Stock, Preferred Stock or options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from ADVESA of any of its securities without the prior written consent of UCAN in its sole and absolute discretion.

vi.

ADVESA will not sell or transfer any equipment or supplies, which will fall within the definition of an “accountable expense” pursuant to Section 9.

vii.

ADVESA has provided or otherwise disclosed to UCAN all material contracts and agreements of any kind.  Any breach of this representation and warranty shall be a material breach of this Agreement.

b.

Representations and Warranties of UCAN. UCAN represents and warrants to ADVESA as follows: (i) UCAN is corporation duly organized and in good standing under the laws of the State of Colorado, (ii) the execution, delivery and performance of this Agreement by UCAN has been duly authorized by all necessary action on the part of UCAN’s directors, officers, members and managers and does not violate, conflict with, or require the consent or approval of any third party pursuant to any state or local law or regulation applicable to UCAN or any contract or legally binding obligation to which UCAN is subject; (iii) this Agreement constitutes the valid and binding obligation of UCAN enforceable against UCAN in accordance with its terms; (iv) UCAN holds and maintains the legal right to convey the exclusive licenses granted hereunder to ADVESA in the Territory and UCAN has not granted the same or similar license to any other party in the Territory; and (v) UCAN has not received any written communication alleging and to its current actual knowledge does not otherwise believe that UCAN has infringed upon the intellectual property rights of any third party relating to the exclusive licenses granted to ADVESA under this Agreement.

9.

Option to Acquire ADVESA.  Tony Verzura as the sole officer, director and shareholder of ADVESA hereby grants UCAN an option to acquire all of the outstanding capital stock of ADVESA in consideration of payment for a fair market value of the company with considerations to include all accountable expenses for the development of its facilities, equipment, licenses, relationships, banking, legal, governance, tracking systems, supplies, operational manuals, staffing, distribution, after the date of this Agreement, upon to and including the date of transfer.  Exercise of the Option shall be mutually agreed upon by both Tony Verzura and ADVESA and UCAN on or before ten years from the date of this Agreement and will be effective by written notice thereof with closing to be held within thirty (30) days of said notice. UCAN Agrees that if it were to exercise of this option to acquire all of the outstanding common stock of ADVESA, UCAN shall allow Tony Verzura and ADVESA an option to carve out all other products that are being manufactured by ADVESA and do not utilize the Intellectual Property leased by UCAN,

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ADVESA              UCAN

but may be included in the acquisition of ADVESA by UCAN as part of the acquisition evaluation. All equipment that has been utilized and that Tony Verzura deems is necessary for the production of these products (that do not incorporate the Intellectual Property of UCAN) shall be considered as an option in the acquisition process.

10.

Confidentiality; Non-Compete; Non-Disparagement Restrictions.

a.

Confidentiality. At all times during the term of this Agreement (including any renewal term) and thereafter, the receiving Party will not use or disclose and will otherwise keep confidential any trade secrets or proprietary information, including, but not limited to, the Intellectual Property and other intellectual property of disclosing Party (collectively, the “Confidential Information”) communicated or provided to receiving Party, except to the extent required to perform the receiving Party's obligations under this Agreement. Without limitation of the foregoing, the receiving Party will hold the Confidential Information in confidence and will:

i.

exercise the same degree of care, but no less than a reasonable degree of care to prevent its disclosure as the receiving Party would take to safeguard its own confidential or proprietary information;

ii.

limit disclosure of Confidential Information, including any notes, extracts, analyses or materials that would disclose Confidential Information, solely to those of its employees who need to know the information for purposes of performing the receiving Party's obligations under this Agreement and who agree to keep such information confidential.  Upon termination of this Agreement, the receiving Party shall promptly return all Confidential Information to the disclosing Party and the disclosing Party shall have the right, at its cost, to conduct an on-site audit of the receiving Party within three (3) business days of termination to ensure compliance with the requirements of this Section 10.a.; provided, however, as to UCAN’s on-site audit of ADVESA, UCAN’s audit shall be subject to and only as permitted by the Act and the rules and regulations promulgated by the State of California pursuant thereto, as the same may be amended.

iii.

Limitations. This Section 10.a. does not apply to any information that:

1.

is already lawfully in the receiving Party's possession (unless received pursuant to a nondisclosure agreement);

2.

is or becomes generally available to the public through no fault of the receiving Party;

3.

is disclosed to the receiving Party by a third party who may transfer or disclose such information without restriction;

4.

is required to be disclosed by the receiving Party as a matter of law (provided that the receiving Party will use commercially reasonable efforts to provide the disclosing Party with ten (10) days' prior written notice of such proposed disclosure so that the disclosing party may seek a protective order therefor);

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ADVESA              UCAN

5.

is disclosed by the receiving Party with the disclosing Party's written approval; and

6.

is independently developed by the receiving Party without any use of Confidential Information.

b.

Non-Compete Restrictions. At all times during the Term of this Agreement (including any renewal term), and for a period of one year thereafter, ADVESA agrees that it will not, directly or indirectly through any related party, engage in the promotion, distribution, manufacture, use or sale in the Territory of the Licensed Products or any products that are similar to the Licensed Products other than pursuant to this Agreement.  At all times during the Term of this Agreement (including any renewal term), UCAN shall not, directly or indirectly, distribute its Licensed Products, designate another licensee or work with any other party in the promotion, distribution, manufacture, use or sale of the Intellectual Property, Licensed Marks or Licensed Products in the Territory.

c.

Non-Disparagement Restrictions. During the Term and all times thereafter, each Party agrees to take no action, including without limitation, statements, comments or communications, which is intended, or would reasonably be expected, to harm, disparage, or be derogatory or negative towards the other Party or its reputation or which would be reasonably expected to lead to unwanted or unfavorable publicity to the other Party.

d.

Saving Provision. The Parties agree that the agreements and covenants not to compete contained in Section 10.b. are fair and reasonable in light of all of the facts and circumstances of their relationship; however, the Parties are aware that in certain circumstances courts have refused to enforce such agreements. Therefore, in furtherance of and not in derogation of the provisions of Section 10.b., the Parties agree that in the event a court should decline to enforce the provisions of Section 10.b., in whole or in part, Section 9.b. shall be deemed to be modified to restrict non-enforcing Party’s rights under this Agreement to the maximum extent, in time, extent and geography, which the court shall find enforceable.

11.

Injunctive Relief. The Parties agree that any breach of Section 10 by either Party shall cause the other Party immeasurable and irreparable harm and the injured Party shall be entitled to a temporary restraining order, preliminary injunction or permanent injunction, without bond or other security, or a showing that it has an adequate remedy at law, from any court of competent jurisdiction, in addition to any other remedies that such injured Party may have at law or in equity.

12.

Indemnification. ADVESA agrees to indemnify UCAN and hold UCAN harmless from and against any and all liabilities, losses and expenses arising from:

a.

ADVESA’s use of the Intellectual Property or the Licensed Marks in violation of this Agreement;

b.

ADVESA’s failure to comply with applicable laws or to maintain all required licenses and governmental authorizations for the operation of its business;

c.

any breach of ADVESA’s representations and warranties in Section 8.a.; and

d.

any liability to third parties as a result of ADVESA’s sale of Licensed Products if the

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ADVESA              UCAN

Licensed Products are cultivated, extracted and manufactured in violation of UCAN’s Procedures Manuals described in Exhibit A, as the same may be amended. Subject to Section 3, UCAN alone shall have the right to take such actions which it determines, in its sole discretion, are reasonably necessary or desirable in connection with any infringement or alleged infringement by a third party of any portion of the Intellectual Property or Licensed Know-How, and ADVESA shall not undertake any action in response to any infringement or alleged infringement without UCAN’s prior written consent.  ADVESA agrees to cooperate reasonably with UCAN in such infringement action.  All such action shall be at no cost to ADVESA, except that ADVESA assumes responsibility for reasonable attorneys’ fees and associated costs in connection with the review of documents by ADVESA and its counsel; provided, that, such fees and costs incurred by ADVESA shall not exceed $2,500.00 per occurrence or $5,000.00 in the aggregate during the Term of this Agreement.  ADVESA shall not have any rights against UCAN for damages or other remedy by reason of UCAN’s failure to prosecute any alleged infringements, except as provided in Section 3.  UCAN shall indemnify, defend and hold harmless ADVESA from and against any and all claims, losses, liabilities, actions and expenses, including attorneys’ fees, incurred by or asserted against ADVESA, arising out of (a) UCAN’s failure to comply with all applicable laws, codes, ordinances, rules and regulations, and (b) any breach of UCAN’s representations and warranties in this Agreement.

13.

Limitation of Liability. EXCEPT FOR A PARTY’S BREACH OF SECTION 10, OR AMOUNTS PAYABLE WITH RESPECT TO INDEMNIFICATION CLAIMS UNDER SECTION 12, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

14.

Insurance.  For the period of time required to cover its obligations hereunder, each Party will maintain third party provided insurance in types and amounts customary for the type of business it conducts, including product liability insurance, and in any event reasonably adequate to cover any liabilities arising out of its obligations hereunder.  Upon a Party’s written request, the other Party will provide to the requesting Party a certificate of insurance showing that such insurance has been procured and is being maintained, together with evidence of the payment of the premium thereon, which certificate shall demonstrate the amounts, exclusions and deductibles of such insurance coverage.  Each Party shall notify the other Party in writing no less than thirty (30) calendar days prior to the cancellation, termination or modification of the insurance coverage(s) described in the notifying Party’s insurance certificate(s).  Each Party shall be named as an additional insured on such certificates of insurance of the other Party.  Nothing in this Section 14 shall in any way be construed to limit the liability of a Party under this Agreement.

15.

Compliance with Laws. In connection with this Agreement, ADVESA agrees to comply with all applicable laws, statutes and ordinances of any applicable governmental or regulatory authority, that may be applicable to ADVESA, its activities under this Agreement or the Licensed Products. UCAN shall comply with all applicable laws, statutes and ordinances of any applicable governmental or regulatory authority that may be applicable to UCAN relating to its Intellectual Property, Licensed Products, Licensed Patents, Licensed Know-How and Licensed Marks.

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ADVESA              UCAN

16.

Conformance with Regulations. The Parties acknowledge and agree that this Agreement, and the licensing of the Intellectual Property, is neither intended to convey any ownership interest in ADVESA to UCAN nor grant UCAN any control over ADVESA. In the event that any governmental or regulatory authority indicates otherwise with regards to this Agreement or any portion thereof, then the Parties shall promptly negotiate in good faith for a period of forty-five (45) calendar days to modify this Agreement in order to conform with any guidance proffered by such governmental or regulatory authority. In the event the Parties cannot reach an agreement within forty-five (45) calendar days’ notice by such governmental or regulatory authority that this Agreement must be reformed, either Party may give notice to the other Party that this Agreement has been terminated, and the Parties shall thereafter have no further obligation to each other hereunder.

17.

Employees; Agents; Representatives. Employees, agents and/or representatives, if any, of either Party, who perform services for either Party pursuant to this Agreement shall also be bound by the provisions of this Agreement.

18.

Relationship of Parties. The legal relationship of the Parties is exclusively that of licensor and licensee and no employer-employee, principal-agent, partnership, franchise, agency, joint venture or other legal relationship is created by this Agreement. Neither Party shall have the authority to enter into any contracts or incur any debts on behalf of the other Party.

19.

Successors; Assignment; Binding Agreement. ADVESA may not assign or transfer ADVESA’s rights or delegate its obligations under this Agreement without UCAN's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned; provided that ADVESA may assign this Agreement to a parent ADVESA, subsidiary or affiliate without UCAN’s consent, so long as such assignee or successor assumes and can perform and discharge all of the duties and obligations of ADVESA hereunder. UCAN may assign this Agreement or any rights under this Agreement, or delegate any duties under this Agreement to a parent ADVESA, subsidiary or affiliate or ADVESA resulting from the sale or merger of UCAN without ADVESA’s consent, so long as such assignee or successor assumes and can perform and discharge all of the duties and obligations of UCAN hereunder. Subject to the foregoing, this Agreement inures to the benefit of, and shall be binding upon, the successors and assigns of the Parties to this Agreement, and this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties and their respective successors and assigns, and no other person or entity shall be or be deemed to be a third party beneficiary of this Agreement.

20.

Modifications and Waivers. This Agreement may be amended only by a written agreement signed by both Parties.  With regard to any power, remedy or right provided in this Agreement or otherwise available to either Party, no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving Party.  No alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence, and waiver by any Party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

21.

Notice. Except as otherwise provided in this Agreement, notices required to be given pursuant to this Agreement shall be effective when received, and shall be sufficient if given in writing, (a) hand-delivered, (b) sent by facsimile or electronic mail with confirmation of receipt, (c) sent by registered or certified mail, return receipt requested, postage prepaid, or (d) sent by overnight courier service and addressed as set forth below, or at such other address as either Party shall provide to the other pursuant to this Section 21, from time to time:

________         ________

ADVESA              UCAN

If to ADVESA:

If to UCAN:
301 Commercial Road Suite D Golden CO 80401

No objection may be made to the manner of delivery of any notice or other communication in writing actually received by a Party.

22.

Entire Agreement. This Agreement, including the attached Exhibits, constitutes the entire agreement of the Parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous discussions, memos, correspondence, faxes, text messages, e-mails, proposals and agreements.  There are no written or oral terms, conditions, representations or warranties made by either Party other than those contained in this Agreement.

23.

Publicity. Without the prior written consent of the other Party, neither Party shall disclose this Agreement or any of the terms and conditions of this Agreement to any third party, except disclosure may be made as is reasonably necessary to the disclosing Party's bankers, attorneys, accountants, financial advisors, consultants or third parties retained by either Party in connection with the performance of this Agreement, or except as may be required by law.

24.

Expenses.  Each Party to this Agreement shall bear all of its own expenses in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated hereby, including without limitation all fees and expenses of its attorneys, accountants, advisors, agents and representatives.

25.

Governing Law/Arbitration. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of Colorado, without giving effect to the choice or conflict of law provisions of the State of Colorado. Any dispute between the Parties shall be submitted to binding arbitration conducted under the most current Commercial Arbitration Rules of the American Arbitration Association in Denver, Colorado. Ruling of the arbitrator shall be binding on the parties.

26.

Waiver of Trial by Jury.  EACH PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING IN CONNECTION WITH ANY MATTER RELATING TO THIS AGREEMENT.

27.

Attorney’s Fees. In the event of any dispute between the Parties arising out of this Agreement, the prevailing Party shall be entitled, in addition to any other rights and remedies it may have, to recover its reasonable attorney's fees and costs.

28.

Force Majeure. Neither Party shall be liable for any delay or failure to perform its obligations in this Agreement if such delay or failure to perform is due to any cause or condition beyond that Party’s reasonable control, including, but not limited to, acts of God, war, government intervention, riot, embargoes, acts of civil or military authorities, earthquakes, hurricanes, tsunamis, fire, flood, accident, strikes, weather, or inability to secure transportation, facilities, fuel, energy, labor or materials.

________         ________

ADVESA              UCAN

29.

Survival. In addition to ADVESA’s obligation to pay UCAN all amounts due hereunder, ADVESA’s obligations under Sections 10 and 12, and all other provisions which by their nature are intended to survive this Agreement, shall expressly survive expiration or termination of the Agreement.

30.

Severability. If any terms or provisions of this Agreement shall be found to be illegal or unenforceable, notwithstanding, this Agreement shall remain in full force and effect and such terms or provisions shall be deemed stricken.

31.

Further Assurances.  Upon a Party’s reasonable request, the other Party shall, at its sole cost and expense, execute and deliver all further documents and instruments, and take all further acts, as are reasonably necessary to give full effect to this Agreement.

32.

Counterparts. The Parties may execute this Agreement in multiple counterparts, each of which will constitute an original and all of which, when taken together, will constitute one and the same Agreement.  Further, this Agreement may be executed via facsimile or electronic mail and shall be effective for all purposes when so signed.

[Signature Page Follows]

________         ________

ADVESA              UCAN

IN WITNESS WHEREOF, the Parties have executed this Agreement, intending to be legally bound, as of the date set forth above.

“UCAN”		ADVESA INC.

By:	/s/ Earnest Blackmon	By:	/s/ Tony Verzura
	Earnest Blackmon, CEO/President		Tony Verzura
Sole Officer, Director and Shareholder

________         ________

ADVESA              UCAN

EXHIBIT A

INTELLECTUAL PROPERTY

The Intellectual Property consists of the following, along with all related Licensed Know-How:

1.

Standard Operating Procedures

●

Testing

●

Packaging

●

Employee Operating Procedures

2.

Equipment Selection

3.

Training

●

On-site training at ADVESA’s facility

●

On-site training at UCAN’s facility

EXHIBIT B

LICENSED PRODUCTS

Prana “Bio Nutrient Medicinals” Capsule in the following varieties:

a.

Prana P1;

b.

Prana P2;

c.

Prana P3; and

d.

Prana P4;

e.

Prana P5;

f.

All white label products in this category

2.

Prana “Bio Nutrient Medicinals” Sublingual in the following varieties:

a.

Prana P1;

b.

Prana P2;

c.

Prana P3; and

d.

Prana P4.

e.

Prana P5;

f.

All white label products in this category

3.

Prana “Bio Nutrient Medicinals” Topicals in the following varieties:

a.

Prana P1;

b.

Prana P2;

c.

Prana P3; and

d.

Prana P4.

e.

Prana P5

f.

All white label products in this category

________         ________

ADVESA              UCAN

EXHIBIT C

LICENSED MARKS

UCAN Federal Trademark Applications Pending for United Cannabis Corp.

________         ________

ADVESA              UCAN